UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2007

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 4, 2007, the Company held its 2007 Annual Meeting of Members. At the meeting, the Company elected four Class III Directors to serve until the 2010 Annual Meeting of Members and until their successors are elected. Three incumbent directors, Fredrick J. Knievel, David Stearns, and Leonard Wostrel, were elected by the members as Class III Directors, and one new director, James Krause, was elected as a Class III Director. As previously disclosed in the Company’s 2007 Proxy Statement, Gary Kuester, who had been a Class III Director, passed away on December 22, 2006, and James Krause was elected to fill this vacancy.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: June 8, 2007	By:	/s/ Mike Kinney
Mike Kinney, Chairman of the Board